Investor Presentation Third Quarter 2022 Dennis G. Shaffer - Chief Executive Officer & President Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as supplemented by any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer Chief Executive Officer & President dgshaffer@civb.com Telephone: 888.645.4121

Who We Are 4

Who We Are Bank founded and headquartered in 1884 in Sandusky, Ohio 10th Largest Publicly Traded Commercial Bank Headquartered in Ohio 458 Employees Community Banking Focused Operations in 14 Ohio, 2 Indiana and 1 Kentucky Counties 41 Branches & 2 Loan Production Offices Operations in the 5 largest Ohio MSAs Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Tax Refund Processing

Who We Are Deposit market share information as of June 30, 2022. Sandusky/Norwalk/Port Clinton, Ohio 9 Locations $431 million in loans $953 million in deposits #1 deposit market share in Sandusky, Ohio with ~53% Cleveland/Akron, Ohio 3 Locations $695 million in loans $174 million in deposits North Central, Ohio 6 Locations $43 million in loans $238 million in deposits ~39% deposit market share Columbus & West Central, Ohio 6 Locations $423 million in loans $307 million in deposits 27% deposit market share in the rural markets Greater Dayton, Ohio 3 Locations $133 million in loans $128 million in deposits Southeastern Indiana/Cincinnati, Ohio 9 Locations $435 million in loans $657 million in deposits ~44% deposit market share Northwest Ohio 7 Locations $169 million in loans $251 million in deposits 17% deposit market share

Who We Are Community bank franchise in growth markets with an established operating model Gather attractive low-cost deposits (12 bps total cost of deposits) Generate loans organically in select growing markets (operations in the 5 largest MSAs in Ohio) Strong capital position Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due (excluding PCI1) to Gross Loans of 0.24% as of 9/30/2022 Experienced management team with a deep bench Noninterest income enhanced by multiple revenue streams Use of LPOs to extend our reach (Westlake, OH and Fort Mitchell, KY) Member Russell 2000 index 1. PCI – purchased credit impaired loans.

Who We Are Dennis G. Shaffer SVP & Chief Operating Officer 36 years of banking experience Joined in 2007 Richard J. Dutton SVP & Chief Lending Officer 34 years of banking experience Joined in 2016 Charles A. Parcher CEO & President President, Civista Bank 37 years of banking experience Joined in 2009 Todd A. Michel SVP & Controller 34 years of banking experience Paul J. Stark SVP & Chief Credit Officer 37 years of banking experience Lance A. Morrison SVP & General Counsel 19 years of banking experience Donna M. Jaskolski SVP & Customer Experience Officer 20 years of banking experience Robert L. Curry SVP & Chief Risk Officer 35 years of banking experience Russell L. Edwards SVP - Retail Banking 31 years of banking experience Carl A. Kessler III SVP & Chief Information Officer 21 years of banking experience Senior Management Team

Who We Are

Current Initiatives 10

Source: S&P Global Market Intelligence. Pro Forma Branch Footprint Company Highlights Valuable Core Deposit Franchise 2021 Q3 Financial Highlights ($ millions) 28, 22, 102 60, 77, 158 240, 137, 33 250, 175, 64 Overview of The Henry County Bank Headquartered in Napoleon, OH, approximately 35 miles southwest of downtown Toledo, OH Founded in 1936 and has been Henry County’s #1 community bank for over 50 years 7 branch network that is well-positioned along the rapidly-growing Route 24 and I-75 corridor Comunibanc Corp. is the bank holding company for The Henry County Bank Total Assets $329 Gross Loans $165 Total Deposits $276 Total Equity $33 Tang. Common Equity / Tang. Assets 9.94% NPAs (ex. Perf. TDRs) / Assets 0.26% ~60% Loan / Deposit Ratio #1 Deposit Market Share in Henry County ~30% of Portfolio Consists of Non-Interest Bearing Deposits 2021 Q3 Total Cost of Deposits 22 bps CBCZ CIVB Rapidly-growing Route 24 and I-75 corridor

Source: S&P Global Market Intelligence; census.gov; fred.stlouisfed.org; toledo.oh.gov; toledoregion.com; rgp.org. Market Overview 3-Year MSA Deposit Growth CAGRs Major Employers Toledo, Ohio Northwest Ohio 28, 22, 102 60, 77, 158 240, 137, 33 250, 175, 64 Market Expansion in the Attractive Northwest Ohio Region Northwest Ohio presents an attractive community banking market consistent with Civista’s model Home to Ohio’s 4th largest city of Toledo and a regional population of over 1.2 million people Attractive business climate and strategic location has fueled economic activity in recent years 4th Largest City in Ohio by Population #1 Toledo Named No. 1 in the Nation Among Mid-Sized Cities for New Business Investment by Site Selection Magazine $33.5B 2020 Total Real GDP for Toledo, OH MSA Second highest three year MSA deposit growth CAGR out of Ohio’s six largest MSAs by deposits Sources: 4th largest city population in Ohio (1): https://www.ohio-demographics.com/cities_by_population 33.5B Real GDP (2): https://fred.stlouisfed.org/series/RGMP45780#0 No. 1 for business investment (3): https://toledo.oh.gov/news/2021/03/01/toledo-ranked-no-1-for-new-business-investment Toledo Major Employers (4): https://toledoregion.com/careers/top-employers/

Key Principles Integrity – Always doing what you say you will do Responsiveness – Out-respond the competition Competitiveness – Always be competitive Company Highlights Originations and Portfolio Balance1 Vision Financial Group, Inc. Overview Originations CAGR: 7.5% Name: Vision Financial Group, Inc. (“VFG” or “Vision”) Website: www.vfgusa.com Founded: 1991 Headquarters: Pittsburgh, PA Geography: All 50 States Employees: 33 Origination Channels: Vendor Direct Bank Referred & Other Targeted Industry Sectors: Propane Recycling / Waste Management Environmental Additive Manufacturing Construction Non-Destructive Testing Primary Financing Solutions: Capital/Finance Leases Operating Leases Notes (Loans) Track Record: Over 11,000+ Transactions Funded Total Originations > $1.2 Billion 1Portfolio Balance includes Operating Leases, Financing Leases, Notes (Loans) Receivable, Leases in Progress, Investment in Residual Value of Leased Assets and Other Investment Leases; 2022 YTD Originations as of 6/30/2022

Strong Strategic Fit Adds a highly-regarded full-service equipment finance provider with over 30+ years of providing reliable, creative financing solutions for its business customers Addresses Civista’s strategic goal of building diversified revenue streams, further enhancing shareholder value Significantly Enhances Product Offerings and Commercial Lending Capabilities Acquisition of high-performing and growing equipment finance platform with nationwide operations and strategically developed origination capabilities Complements Civista’s existing commercial lending platform by broadening out our products and services and enhancing our capacity for small- and medium-sized business lending Provides our customers exposure to the attractive equipment finance market while creating a one-stop-shop for loan and equipment financing needs Builds upon and diversifies our already established lending platforms Financially Attractive Highly accretive to EPS, excluding any upside from identified revenue and operating synergies ~6.4% accretive in the first-year post-integration (2023) ~15.1% accretive the following year (2024) Tangible book value earn back period of approximately 3.8 years using the crossover method Attractive IRR of >30% Low Risk with Significant Potential Upside Extensive due diligence process over a two-month period Historically strong credit culture and excellent credit quality Experienced management team; current Vision leadership and all employees continuing in their positions Senior management team averages over 35 years of equipment finance industry experience Significant commercial cross-selling opportunities and future transaction benefits identified Transaction Rationale

Transaction Consideration $33,850,000 in aggregate initial consideration $28,600,000 in cash consideration and $5,250,000 in stock consideration Approximately 251,000 shares of Civista common stock issued at closing1 Additional earn-out consideration of up to $5,250,000 may be payable based on Vision achieving origination targets in 2023 and 2024 Consideration mix at closing: ~84% cash / 16% stock Civista will also redeem Vision’s outstanding subordinated debt of approximately $7,900,000 Valuation and Impact Expected to originate ~$120 million in loans and leases in 2022 with double-digit forecasted origination growth in the short- and medium-term Meaningful increase in earnings as the business leverages Civista's low-cost funding and transitions into a bank-funded model, representing significant interest cost savings As of 6/30/22, cost of funds was 0.26% and cost of interest-bearing deposits was 0.17% Highly accretive to EPS, excluding any upside from identified revenue and operating synergies ~6.4% accretive in the first-year post-integration (2023) ~15.1% accretive the following year (2024) Improves ROATCE by ~200 basis points Tangible book value earn back period of approximately 3.8 years using the crossover method Attractive IRR of >30% Key Transaction Assumptions One-time pre-tax transaction and integration expenses of approximately $1.0 million Zero cost savings with regards to operating expenses, although some cost savings are expected Gross credit mark of 1.25% (equal to existing ALLL balance) Capital Remain well-capitalized under regulatory guidelines Pro forma TCE / TA ratio of ~6.0% Structure and Closing Vision will become a separate subsidiary of Civista Bank operating under its current brand Transaction closed on 10/3/22 Transaction Summary 1.Based on 10-day volume-weighted average trading price of CIVB stock at close

Financial Trends 16

Financial Trends September 30, 2022 includes $819 thousand of PPP loans; September 30, 2021 includes $83.0 million of PPP loans Presented on an annualized basis 3. Non-GAAP reconciliation on page 37

Financial Trends Total Assets1 ($ in millions) 1. 2018 includes the addition of $578 million in assets due to United Community Bancorp acquisition 2. 2022 includes the addition of $316 million in assets due to Henry County Bank acquisition. CAGR 17.2%

Financial Trends Total Gross Loans1 ($ in millions) 1. 2022 includes $819 thousand of PPP loans as well as $169 million due to the Henry County Bank acquisition. 2021 includes $43.2 million of PPP loans. 2020 includes $217.3 million of PPP loans. 2018 includes the addition of $299 million in loans due to United Community Bancorp acquisition. CAGR 15.7%

Financial Trends Total Gross Loans: $2.3 billion Loan Mix ($ in millions)

1. LTM basis 2. Excluding PCI (purchased credit impaired) loans. Financial Trends Reserves / NPLs NCOs / Average Loans 1 Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due2 / Gross Loans

Financial Trends Total Deposits1 ($ in millions) 1. 2018 includes the addition of $476 million in deposits due to United Community Bancorp acquisition. 2022 includes the addition of $271 million in deposits due to the Henry County Bank acquisition. CAGR 18.6%

1. Ratio excludes $819 thousand of PPP loans and $103.9 million of tax refund processing deposits Financial Trends Total Deposits: $2.7 billion Loan/Deposit Ratio: 89.3%1 Deposit Mix

2022 Peer data as of 9/30/2022 or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Total Cost of Deposits (%) Yield on Loans (%) Financial Trends

Financial Trends 2022 peer data as of 9/30/2022, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Net Interest Margin

Financial Trends 1. 2018 efficiency ratio is adjusted for merger related expenses; 2021 efficiency ratio is adjusted for nonrecurring items; 2022 efficiency ratio is adjusted for merger related expenses. Page 38,39 and 40 show Non-GAAP reconciliations Fee income platform Service charges on deposit accounts were $5.0 million YTD 2022 and $4.1 million YTD 2021 Mortgage Banking Gain on sale of loans, primarily mortgage loans, YTD 2022 and 2021 was $2.1 million $6.6 million, respectively Wealth Management $3.7 million YTD 2022 and $3.6 million YTD 2021 Tax Refund Processing Platform $2.4 million YTD 2022 and 2021 Interchange Income $3.7 million YTD 2022 and $3.6 million YTD 2021 Disciplined approach to controlling non-interest expense Continued focus on review of branch network Identified efficiencies invested to enhance digital offerings Non-Interest Income and Expense Non-Interest Expense and Efficiency Ratio1

Financial Trends 1. TCE Non-GAAP reconciliation on page 37 2. LTM basis 3. Page 41 shows 2018 ratios adjusted for merger related expenses Raised $32.8 million of capital (issued 1,610,000 shares) in February 2017 Additional $104.7 million of capital (issued 4,277,430 shares) related to UCB merger in September 2018 Redeemed outstanding preferred shares effective December 20, 2019 November 2021 issued $75 million in 3.25% subordinated debt Authorized $13.5 million stock repurchase plan in May 2022 Through Q3 2022, 734,810 shares, 4.9% of the shares outstanding on December 31, 2021, have been repurchased for $16.6 million at a weighted average price of $22.59 (182% of TBV) Increased the quarterly common dividend to $0.12 in first quarter 2021 and to $0.14 for the third quarter 2021. Capital Management

Providing Shareholder Value 28

1. Q3 2022 presented on LTM basis 2. Page 41 shows 2018 ratios adjusted for merger related expenses Providing Shareholder Value Net Income & Earnings Per Share (Available to Common) (LTM - $ in thousands)

1. LTM basis 2. Non-GAAP reconciliation on page 37 3. 2022 Q3 includes tax effected net change of $79MM in unrealized loss from 12/31/21 to 9/30/22. The change in unrealized loss is 13.1% of securities AFS at 9/30/22 Providing Shareholder Value Total Shareholders’ Equity & Return on Tangible Equity1,2,3 ($ in thousands)

Providing Shareholder Value Non-GAAP reconciliation on page 37 2. 2022 Q3 includes tax effected net change of $79MM in unrealized loss from 12/31/21 to 9/30/22. The change in unrealized loss is 13.1% of securities AFS at 9/30/22 Tangible Book Value per Share1,2

Why Civista? 32

Why Civista? Completed 6 acquisitions since 2007, including the acquisition of Comunibanc Corp, which closed July 1, 2022 and acquisition of Vision Financial Group, which closed October 3, 2022 On June 27, 2022, opened de novo branch in Gahanna, Ohio, located in Franklin County (Columbus MSA) Experienced Acquirer & Organic Growth Model Expanded commercial loan growth in Columbus, Cleveland, Akron, Dayton and Cincinnati markets Since year-end 2017, loan portfolios in these markets have increased from $440 million to $1.2 billion through September 30, 2022 Low cost, locally generated deposit base

Why Civista? Community bank franchise poised for acquisitions and strong core deposit franchise Strong capital position Strong credit culture and asset quality Experienced acquirer Continued strong NIM Experienced management team with an average of 30 years in banking Strategically positioned in attractive Ohio lending markets funded by low-cost deposits with operations in the 5 largest Ohio MSAs Demonstrated strong profitability from 2017 to LTM Q3 2022 Net Income CAGR: 22.4% TBV / Share CAGR: -1.9% EPS CAGR: 15.6% Compelling Investment Opportunity

Additional Information 35

Operating Results

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